UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 31, 2009

Canterbury Park Holding Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

001-31569	41-1775532
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 — Changes in Registrant’s Certifying Accountant

(a)           Effective August 31, 2009, the Board of Directors of Canterbury Park Holding Corporation (“the Company”) terminated the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.  Concurrently, the Company appointed Grant Thornton LLP (“Grant”) to serve as the Company’s independent registered public accounting firm for the 2009 fiscal year.

(i)            Deloitte’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(ii)           The decision to change accountants was recommended by the Company’s Audit Committee.

(iii)          During the years ended December 31, 2008 and December 31, 2007 and the interim periods between December 31, 2008 and the date of this Form 8-K, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.  The Company has provided Deloitte with a copy of the foregoing disclosures.

(b)           As reported above, the Company engaged Grant to serve as the Company’s independent registered public accounting firm for the 2009 fiscal year effective August 31, 2009.

(i)            During the years ended December 31, 2008 and December 31, 2007 and through the date of this Form 8-K, neither the Company nor anyone acting on their behalf consulted Grant with respect to any of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, (iii) any matter that was the subject of a disagreement with Deloitte or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)           Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Letter from Deloitte & Touche LLP, dated September 4, 2009, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: September 4, 2009	By:	/s/ Randall D. Sampson
Randall D. Sampson
Chief Executive Officer